UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2006
COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421

(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3391
Detroit, Michigan 48226
(Address of principal executive offices) (zip code)
(248) 371-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Patricia M. Wallington tendered her resignation from the Board of Directors of Comerica Incorporated (“Comerica”), effective August 31, 2006. On August 31, 2006, Comerica issued a press release regarding Ms. Wallington’s resignation. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits
(c) Exhibits
99.1	Patricia M. Wallington Press Release dated August 31, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom

	Name:	Jon W. Bilstrom
	Title:	Executive Vice President — Governance,
Regulatory Relations and Legal Affairs,
and Secretary

Date: August 31, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Patricia M. Wallington Press Release dated August 31, 2006